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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-20829 and No. 333-20833) of MarkWest Hydrocarbon, Inc. of our report dated February 7, 2001, except for Note 13(b), as to which the date is March 26, 2001 relating to the financial statements, which appears in this Annual Report on Form 10-K.


PricewaterhouseCoopers LLP

Denver, Colorado
March 27, 2001